EXHIBIT 1.4


                           CERTIFICATION OF AMENDMENT
                                       AND
                              ARTICLES OF AMENDMENT
                                       FOR
                      INTERNATIONAL TRIMARK RESOURCES LTD.

                                   EXHIBIT 1.4


YUKON [Logo Omitted]
Justice



                            CERTIFICATE OF AMENDMENT





                      INTERNATIONAL TRIMARK RESOURCES LTD.








     I hereby certify that the articles of the above-mentioned corporation were amended:

__ under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

__ under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X      under  section 179 of the  Business  Corporations  Act as set out in the
---     attached Articles of Amendment.

__ under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

__ under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.



Register of Corporations
Government of Yukon, Canada
        SEAL
                                                      /s/ Richard Roberts
Corporate Access Number:  25544                       --------------------------
Date of Amendment:  1996-12-13                        M. Richard Roberts
                                                      Registrar of Corporations



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


YUKON
JUSTICE





                            BUSINESS CORPORATIONS ACT
                               (Section 30 or 179)




                                                                       Form 5-01
                                                            ARTICLE OF AMENDMENT


--------------------------------------------------------------------------------

1.       Name of Corporation:

         TRIMARK RESOURCES LTD.                                  ACCESS   #23827

--------------------------------------------------------------------------------

2. The Articles of the above-named corporation are amended pursuant to a court order:

         Yes [   ]                      No  [ X ]

--------------------------------------------------------------------------------

3.       The Articles of the above-named corporation are amended as follows:

         That the corporation change its name from Trimark Resources Ltd. to:

                      INTERNATIONAL TRIMARK RESOURCES LTD.

--------------------------------------------------------------------------------

4.       DATE                       SIGNATURE                    TITLE

         December 13, 1996          /s/ Nick DeMare              Director

--------------------------------------------------------------------------------


                                                                [STAMP]

                                                                 FILED
                                                              Dec 13, 1996
                                                       REGISTRAR OF CORPORATIONS


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